                                                                  EXHIBIT 10.G.1

                             AMENDMENT NO. 1 TO THE
                           EL PASO ENERGY CORPORATION
                             2001 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         Pursuant to Section 9.1 of the El Paso Energy Corporation 2001 Stock Option Plan for Non-Employee Directors, effective as of January 29, 2001 (the "Plan"), the Plan is hereby amended as follows, effective February 7, 2001:

         WHEREAS, the Certificate of Incorporation of El Paso Energy Corporation, a Delaware corporation, was amended to change the name of the corporation to El Paso Corporation effective February 7, 2001.

         NOW THEREFORE, the name of the Plan is hereby changed to the "El Paso Corporation 2001 Stock Option Plan for Non-Employee Directors" and all references in the Plan to "El Paso Energy Corporation" or the "Company" shall mean "El Paso Corporation."

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 7th day of February 2001.


                                       EL PASO CORPORATION


                                       By: /s/ Joel Richards III
                                          --------------------------------------
                                          Joel Richards III
                                          Executive Vice President
                                          Human Resources and Administration

Attest:


         /s/ David L. Siddall
---------------------------------------
         Corporate Secretary